Exhibit 99.2

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Brendan Cummins

Brendan Cummins

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Roger W. Hale

Roger W. Hale

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Stephen F. Kirk

Stephen F. Kirk

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Vada O. Manager

Vada O. Manager

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Barry W. Perry

Barry W. Perry

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Mark C. Rohr

Mark C. Rohr

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ George A. Schaefer Jr.

George A. Schaefer Jr.

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Janice J. Teal

Janice J. Teal

Consent of Person Named as About to Become Director

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Ashland Global Holdings Inc., and all amendments thereto (the “Registration Statement”) and any related prospectus filed pursuant to Rule 424 promulgated under the Securities Act of 1933, as amended, or related proxy statement filed pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (including any amendments or supplements thereto), as a person anticipated to become a director of Ashland Global Holdings Inc. upon completion of the merger described therein, and to the filing of this consent as an exhibit to the Registration Statement.

Sincerely,

/s/ Michael J. Ward

Michael J. Ward